UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

VAXCYTE, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit requirement by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! VAXCYTE, INC. 2022 Annual Meeting Vote by May 31, 2022 8:59 PM PT / 11:59 PM ET VAXCYTE VAXCYTE, INC. 825 INDUSTRIAL ROAD SUITE 300 SAN CARLOS, CA 94070 D79089-P70361 You invested in VAXCYTE, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 1, 2022 8:30 AM PT / 11:30 AM ET Virtually at: www.virtualshareholdermeeting.com/PCVX2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting and the more complete proxy materials, which contain important information and are available on the internet or by mail. You are encouraged to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Board Voting Items Recommends 1. Election of Class II Directors Nominees would serve until the 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or, if sooner, until the director's death, resignation or removal. Nominees: 01) Peter Hirth, Ph.D. For 02) Heath Lukatch, Ph.D. 2. Approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers. For 3. Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes to approve the 1 Year compensation of our named executive officers. 4. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".